UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549


FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES


Investment Company Act file number 811-3595

Name of Fund:  Merrill Lynch Healthcare Fund, Inc.

Fund Address:  P.O. Box 9011
               Princeton, NJ  08543-9011

Name and address of agent for service: Terry K. Glenn, President, Merrill Lynch Healthcare Fund, Inc., 800 Scudders Mill Road,
Plainsboro, NJ,  08536.  Mailing address:  P.O. Box 9011, Princeton,
NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 04/30/04

Date of reporting period: 05/01/03 - 04/30/04

Item 1 - Report to Stockholders



(BULL LOGO)
Merrill Lynch Investment Managers


www.mlim.ml.com


Merrill Lynch
Healthcare Fund, Inc.


Annual Report
April 30, 2004



This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863); (2) on www.mutualfunds.ml.com;
and (3) on the Securities and Exchange Commission's website at http://www.sec.gov.



Merrill Lynch Healthcare Fund, Inc.
Box 9011
Princeton, NJ
08543-9011



(GO PAPERLESS LOGO)
It's Fast, Convenient, & Timely!
To sign up today, go to www.icsdelivery.com/live.



Merrill Lynch Healthcare Fund, Inc.


Portfolio Information As of April 30, 2004 (unaudited)


                                           Percent of
Ten Largest Equity Holdings                Net Assets

Pfizer, Inc.                                   5.1%
Teva Pharmaceutical Industries Ltd. (ADR)      4.4
Amgen Inc.                                     4.0
Novartis AG (Registered Shares)                3.8
Anthem, Inc.                                   3.8
Cerner Corporation                             3.4
Neurocrine Biosciences, Inc.                   3.3
St. Jude Medical, Inc.                         3.3
Manor Care, Inc.                               3.2
Triad Hospitals, Inc.                          3.2


                                           Percent of
Five Largest Industries*                   Net Assets

Pharmaceutical--Prescription                  20.4%
Biotechnology Products                        16.5
Medical Devices                               14.2
Pharmaceutical--Specialty                     11.3
Health Care Facilities                         7.9

*For Fund compliance purposes, "Industries" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease. These industry classifications are unaudited.


                                           Percent of
Geographic Allocation                     Net Assets*

United States                                 75.6%
Switzerland                                    6.8
Israel                                         6.2
France                                         2.8
United Kingdom                                 2.6
Canada                                         2.0
India                                          1.7
Japan                                          1.5
Belgium                                        0.2

*Total may not equal 100%.



MERRILL LYNCH HEALTHCARE FUND, INC., APRIL 30, 2004



A Letter From the President


Dear Shareholder

Equity markets produced positive results for the most recent six-month and 12-month reporting periods. The U.S. stock market, as measured by the Standard & Poor's 500 Index, returned +6.27% for the six-month period and +22.88% for the 12-month period ended April 30, 2004.

Though equity markets enjoyed favorable returns overall, we did experience an overdue market correction late in the period. This was largely in response to disappointing employment news (which has improved markedly since then), terrorist attacks in Madrid and instability in Iraq - all of which weighed heavily on the markets. However, despite the more recent skittishness, we still observe substantial economic strength in the United States.

In fact, the U.S. economy has continued to benefit from 2003's significant fiscal and monetary stimulus in the form of low interest rates and tax cuts. This has opened the door to consumer spending, capital spending, increases in exports and long-awaited job growth. A major shift on the employment front came on April 2 when the Department of Labor reported the biggest monthly jobs increase in four years. These developments have supported continued improvements in corporate earnings - a positive for stock markets. For its part, the Federal Reserve Board maintained its accommodative policy stance, and is expected to raise interest rates at a gradual pace in order to ensure the sustainability of the current economic recovery.

The events and efforts of the past year leave us with a much stronger economy today. Of course, markets will always fluctuate, and there are many uncertainties - not the least of which are geopolitical in nature - which can translate into negative market movements. Keeping this in mind, however, we encourage you to revisit your portfolio and your asset allocation strategy to ensure you are well positioned to take advantage of the opportunities that lie ahead. Importantly, your financial advisor can help you develop a strategy most suitable for your circumstances through all types of market and economic cycles.

We thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the months and years ahead.



Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



MERRILL LYNCH HEALTHCARE FUND, INC., APRIL 30, 2004



A Discussion With Your Fund's Portfolio Manager


In an effort to generate gains while containing risk, we remained focused on our long-term strategy of balancing the upside potential of growth-oriented subsectors with the downside support offered by more defensive health care areas.


How did the Fund perform during the fiscal year in light of the existing market conditions?

For the 12-month period ended April 30, 2004, Merrill Lynch Healthcare Fund, Inc.'s Class A, Class B, Class C, Class I and Class R Shares had total returns of +22.46%, +21.57%, +21.87%, +22.90% and
+22.74%, respectively. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 6 - 9 of this report to shareholders.) The Standard & Poor's 500 (S&P 500) Index, a widely used, unmanaged market benchmark, returned +22.88% for the same period. The Lipper Health/Biotechnology Funds category, which measures the performance of funds that focus their investment on companies engaged in health care, medicine and biotechnology, provided a return of +31.54% for the same 12-month period.

The past year initially was marked by concern about the vigor and sustainability of the economic recovery and its "jobless" nature. As the period progressed, apprehension arose about likely interest rate increases and their impact on corporate earnings and a fragile economy. After steady advances into March 2004, these concerns led to sharp stock market dips in March and late April, interspersed with rallies. The Iraqi war and the political overhang attendant to the presidential election this November have exacerbated this market action. In this volatile market climate, the health care sector mirrored the broader market. While all subsectors declined, more reasonably valued pharmaceuticals were down only modestly, while biotechnology shares, especially those of companies with minimal earnings, incurred the sharpest drops. The other health care subsectors declined at moderate rates. Investors appeared to discount a lowering of price-to-earnings valuations, customary when interest rates are raised.

The Fund's performance during the year reflected its portfolio mix. Pharmaceutical holdings, the defensive component, outperformed on the downside but this was offset by more substantial price declines from our positions in small biotechnology companies. Midway through the fiscal year, the Fund underwent a strategic shift. While we continued to rely on biotechnology as the subsector with the greatest upside potential, we gradually shifted our defensive emphasis away from service companies (HMOs and hospitals) to pharmaceuticals, both research-based and generic. The service sector (HMOs and hospital groups) was upset by the weak economy - admissions declined and bad debt losses rose. Pharmaceuticals declined, but at a lesser rate than the health care sector.

The Fund's gain was in line with that of the S&P 500 Index for the fiscal year. The broad market measure was restrained first by fear of deflation and lack of job growth, and in April, robust economic growth led to inflation concerns with the anticipation of an imminent interest rate hike. Moreover, uncertainty with regard to the Chinese government's ability to dampen its booming economy without far-reaching dislocation impacted cyclical stocks. The health care sector, during this time, benefited from its defensiveness and also from dramatic new cancer treatments from biotechnology companies.


What changes were made to the portfolio during the fiscal year?

Our strategy remains essentially unchanged. The emphasis is on growth. The most significant change in the portfolio was a shift away from positions in generic holdings to research-based pharmaceutical holdings. This move was driven by relative valuations and defensive considerations. Overall, while there were changes in individual holdings, the portfolio's subsector mix was little changed. Our heaviest weighting remained in biotechnology and pharmaceutical issues. HMOs recorded a large increase as several positions were added in April.



MERRILL LYNCH HEALTHCARE FUND, INC., APRIL 30, 2004



Biotechnology, with its unique growth opportunities based on new drug discovery, underpins the upside potential of the Fund. To counterbalance the risk implicit in relatively unseasoned and minimal return biotechnology holdings, the Fund relies on large cap pharmaceuticals that presently are reasonably valued and also provide dividends to help cushion the downside.


How would you characterize the portfolio's position at the close of the period?

The portfolio was structured by subsector much as it had been 12 months earlier. However, the number of holdings was increased to 81 as of April 30, 2004 from 55 a year ago. At period end, the Fund's cash balance was reduced to 0.6% of net assets from 9.1%, and the Fund's small/mid cap component rose to 51% of net assets from 33%. Foreign holdings were increased to 23.8% of net assets from 9.9% at the end of April 2003, as positions were added in Indian, Japanese and European pharmaceutical companies. We continue to pursue a growth-oriented investment strategy. At the same time, we are sensitive to valuations of individual stocks and remain diversified across many health care subsectors.


Jordan C. Schreiber
Vice President and Portfolio Manager


May 11, 2004



MERRILL LYNCH HEALTHCARE FUND, INC., APRIL 30, 2004



Performance Data


About Fund Performance


Investors are able to purchase shares of the Fund through multiple pricing alternatives:

* Class A Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% declining to 0% after six years. All Class B Shares purchased prior to June 1, 2001 will maintain the four-year schedule. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class I Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class I Shares are available only to eligible investors.

* Class R Shares do not incur a maximum sales charge (front-end load) or deferred sales charge. These shares are subject to a distribution fee of 0.25% and an account maintenance fee of 0.25%. Class R Shares are available only to certain retirement plans.

None of the past results shown should be considered a representation of future performance. Current performance may be lower or higher than the performance data quoted. Refer to www.mlim.ml.com to obtain more current performance information. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the following tables assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.



Recent Performance Results

                                                                                      10-Year/
                                                6-Month          12-Month         Since Inception
As of April 30, 2004                          Total Return     Total Return         Total Return
ML Healthcare Fund, Inc.--Class A Shares*         +9.43%          +22.46%             +295.29%
ML Healthcare Fund, Inc.--Class B Shares*         +9.25           +21.57              +276.83
ML Healthcare Fund, Inc.--Class C Shares*         +9.25           +21.87              +275.37
ML Healthcare Fund, Inc.--Class I Shares*         +9.74           +22.90              +318.27
ML Healthcare Fund, Inc.--Class R Shares*         +9.37           +22.74              + 24.26
Standard & Poor's 500 Index**                     +6.27           +22.88       +193.41/+180.52/+24.72

*Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The
Fund's 10-year since inception periods are for 10 years for Class B
& Class I Shares, from 10/21/94 for Class A & Class C Shares and from 1/03/03 for Class R Shares.

**This unmanaged index covers 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly
NYSE issues) representing about 75% of NYSE market capitalization and 30% of NYSE issues. Ten-year/since inception total returns are for 10 years, from 10/21/94 and from 1/03/03, respectively.


MERRILL LYNCH HEALTHCARE FUND, INC., APRIL 30, 2004



Performance Data (continued)


TOTAL RETURN BASED ON A $10,000 INVESTMENT


Class A & Class C Shares

A line graph illustrating the growth of a $10,000 investment in ML Healthcare Fund, Inc++ Class A and Class C Shares* compared to a similar investment in Standard & Poor's 500 Index++++. Values illustrated are as follows:

ML Healthcare Fund, Inc++
Class A Shares*

Date                       Value

10/21/1994**             $ 9,475.00
April 1995               $ 9,764.00
April 1996               $14,034.00
April 1997               $15,173.00
April 1998               $21,841.00
April 1999               $24,393.00
April 2000               $31,158.00
April 2001               $35,585.00
April 2002               $36,573.00
April 2003               $30,585.00
April 2004               $37,454.00


ML Healthcare Fund, Inc++
Class C Shares*

Date                       Value

10/21/1994**             $10,000.00
April 1995               $10,489.00
April 1996               $14,975.00
April 1997               $16,065.00
April 1998               $22,918.00
April 1999               $25,398.00
April 2000               $32,180.00
April 2001               $36,485.00
April 2002               $37,158.00
April 2003               $30,801.00
April 2004               $37,537.00


Standard & Poor's 500 Index++++

Date                       Value

10/21/1994**             $10,000.00
April 1995               $11,231.00
April 1996               $14,624.00
April 1997               $18,299.00
April 1998               $25,814.00
April 1999               $31,447.00
April 2000               $34,632.00
April 2001               $30,140.00
April 2002               $26,334.00
April 2003               $22,830.00
April 2004               $28,052.00


*Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.

**Commencement of operations.

++ML Healthcare Fund, Inc. invests worldwide primarily in equity securities of companies that, in the opinion of management, derive or are expected to derive a substantial portion of their sales from products or services in health care.

++++This unmanaged Index covers 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE issues) representing about 75% of NYSE market capitalization and 30% of NYSE issues.

Past performance is not indicative of future results.



Average Annual Total Return


                                    Return Without     Return With
                                     Sales Charge     Sales Charge**
Class A Shares*

One Year Ended 4/30/04                  +22.46%          +16.03%
Five Years Ended 4/30/04                + 8.95           + 7.79
Inception (10/21/94)
through 4/30/04                         +15.53           +14.87

*Maximum sales charge is 5.25%.

**Assuming maximum sales charge.



                                        Return            Return
                                     Without CDSC      With CDSC**
Class C Shares*

One Year Ended 4/30/04                  +21.87%          +20.87%
Five Years Ended 4/30/04                + 8.13           + 8.13
Inception (10/21/94)
through 4/30/04                         +14.90           +14.90

*Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.

**Assuming payment of applicable contingent deferred sales charge.



MERRILL LYNCH HEALTHCARE FUND, INC., APRIL 30, 2004



Performance Data (continued)


TOTAL RETURN BASED ON A $10,000 INVESTMENT

Class B & Class I Shares

A line graph illustrating the growth of a $10,000 investment in ML Healthcare Fund, Inc++ Class B and Class I Shares* compared to a similar investment in Standard & Poor's 500 Index++++. Values illustrated are as follows:


ML Healthcare Fund, Inc++
Class B Shares*

Date                       Value

April 1994               $10,000.00
April 1995               $10,529.00
April 1996               $14,999.00
April 1997               $16,115.00
April 1998               $22,981.00
April 1999               $25,460.00
April 2000               $32,332.00
April 2001               $36,627.00
April 2002               $37,303.00
April 2003               $30,997.00
April 2004               $37,683.00


ML Healthcare Fund, Inc++
Class I Shares*

Date                       Value

April 1994               $ 9,475.00
April 1995               $10,088.00
April 1996               $14,528.00
April 1997               $15,770.00
April 1998               $22,718.00
April 1999               $25,446.00
April 2000               $32,585.00
April 2001               $37,334.00
April 2002               $38,420.00
April 2003               $32,247.00
April 2004               $39,631.00


Standard & Poor's 500 Index++++

Date                       Value

April 1994               $10,000.00
April 1995               $11,747.00
April 1996               $15,295.00
April 1997               $19,140.00
April 1998               $27,000.00
April 1999               $32,892.00
April 2000               $36,223.00
April 2001               $31,524.00
April 2002               $27,544.00
April 2003               $23,879.00
April 2004               $29,341.00


*Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.

++ML Healthcare Fund, Inc. invests worldwide primarily in equity securities of companies that, in the opinion of management, derive or are expected to derive a substantial portion of their sales from products or services in health care.

++++This unmanaged Index covers 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE issues) representing about 75% of NYSE market capitalization and 30% of NYSE issues.

Past performance is not indicative of future results.



Average Annual Total Return


                                        Return            Return
                                     Without CDSC      With CDSC**
Class B Shares*

One Year Ended 4/30/04                  +21.57%          +17.57%
Five Years Ended 4/30/04                + 8.16           + 7.86
Ten Years Ended 4/30/04                 +14.19           +14.19

*Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.

**Assuming payment of applicable contingent deferred sales charge.



                                    Return Without     Return With
                                     Sales Charge     Sales Charge**
Class I Shares*

One Year Ended 4/30/04                  +22.90%          +16.45%
Five Years Ended 4/30/04                + 9.27           + 8.09
Ten Years Ended 4/30/04                 +15.38           +14.76

*Maximum sales charge is 5.25%.

**Assuming maximum sales charge.



MERRILL LYNCH HEALTHCARE FUND, INC., APRIL 30, 2004



Performance Data (concluded)


TOTAL RETURN BASED ON A $10,000 INVESTMENT

Class R Shares

A line graph illustrating the growth of a $10,000 investment in ML Healthcare Fund, Inc++ Class R Shares* compared to a similar investment in Standard & Poor's 500 Index++++. Values illustrated are as follows:


ML Healthcare Fund, Inc++
Class R Shares*

Date                       Value

1/3/2003**               $10,000.00
April 2003               $10,124.00
April 2004               $12,426.00


Standard & Poor's 500 Index++++

Date                       Value

1/3/2003**               $10,000.00
April 2003               $10,150.00
April 2004               $12,472.00


*Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.

**Commencement of operations.

++ML Healthcare Fund, Inc. invests worldwide primarily in equity securities of companies that, in the opinion of management, derive or are expected to derive a substantial portion of their sales from products or services in health care.

++++This unmanaged Index covers 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE issues) representing about 75% of NYSE market capitalization and 30% of NYSE issues.

Past performance is not indicative of future results.



Average Annual Total Return


                                                      Return Without
                                                       Sales Charge
Class R Shares

One Year Ended 4/30/04                                   +22.74%
Inception (1/03/03) through 4/30/04                      +17.88



MERRILL LYNCH HEALTHCARE FUND, INC., APRIL 30, 2004


Schedule of Investments

                                                                                                    Value        Percent of
MIDDLE EAST  Industry*       Shares Held     Common Stocks                                    (in U.S. dollars)  Net Assets
Israel       Medical Devices      48,200   ++Given Imaging Ltd.                                    $   1,747,250       0.3%

             Pharmaceutical--    250,000   ++Taro Pharmaceutical Industries Ltd.                      10,812,500       1.5
             Prescription

             Pharmaceutical--    500,000     Teva Pharmaceutical Industries Ltd. (ADR) (a)            30,780,000       4.4
             Specialty

                                             Total Common Stocks in the Middle East                   43,339,750       6.2



NORTH AMERICA

Canada       Pharmaceutical--      6,600   ++Neurochem, Inc.                                             159,907       0.0
             Specialty           500,000   ++QLT Inc.                                                 13,485,000       2.0

                                             Total Common Stocks in Canada                            13,644,907       2.0


United       Biotechnology       384,300   ++Abgenix, Inc.                                             6,252,561       0.9
States       Discovery           150,000   ++Charles River Laboratories International, Inc.            6,900,000       1.0
             Tools & Platform     37,096   ++Emisphere Technologies, Inc.                                172,867       0.0
             Tech.               900,000   ++Lexicon Genetics Incorporated                             6,354,000       0.9
                               1,000,000   ++Medarex, Inc.                                             9,530,000       1.4
                                                                                                   -------------     ------
                                                                                                      29,209,428       4.2

             Biotechnology       500,000   ++Amgen Inc.                                               28,135,000       4.0
             Products            300,000   ++AtheroGenics, Inc.                                        7,086,000       1.0
                                 509,900   ++BioMarin Pharmaceutical Inc.                              3,528,508       0.5
                                  21,600   ++Cell Genesys, Inc.                                          238,680       0.0
                                 340,900   ++Corcept Therapeutics Inc.                                 4,002,166       0.6
                                 142,600   ++Cypress Bioscience, Inc.                                  2,066,274       0.3
                                 240,000   ++Dyax Corp.                                                3,360,000       0.5
                                 500,000   ++Genta Incorporated                                        4,290,000       0.6
                                 100,000   ++Gilead Sciences, Inc.                                     6,083,000       0.9
                                 200,000   ++ICOS Corporation                                          6,398,000       0.9
                                 295,200   ++Imclone Systems                                          19,742,976       2.8
                                 200,000   ++Millennium Pharmaceuticals, Inc.                          2,998,000       0.4
                                 350,000   ++Neurocrine Biosciences, Inc.                             22,970,500       3.3
                                 100,000   ++Nuvelo, Inc.                                              1,081,000       0.2
                                  20,000   ++Seattle Genetics, Inc.                                      166,000       0.0
                                                                                                   -------------     ------
                                                                                                     112,146,104      16.0

             Health Care         138,700   ++Community Health Care                                     3,577,073       0.5
             Facilities          180,000     HCA Inc.                                                  7,313,400       1.0
                                 698,900     Manor Care, Inc.                                         22,672,316       3.2
                                 650,000   ++Triad Hospitals, Inc.                                    22,106,500       3.2
                                                                                                   -------------     ------
                                                                                                      55,669,289       7.9

             Health Care         550,000   ++Cerner Corporation                                       23,551,000       3.4
             Information       2,300,000   ++WebMD Corporation                                        20,217,000       2.9
             & Technology                                                                          -------------     ------
                                                                                                      43,768,000       6.3


MERRILL LYNCH HEALTHCARE FUND, INC., APRIL 30, 2004


Schedule of Investments (continued)

NORTH AMERICA                                                                                       Value        Percent of
(concluded)  Industry*       Shares Held     Common Stocks                                    (in U.S. dollars)  Net Assets
United       Managed Health      200,000     Aetna Inc. (New Shares)                               $  16,550,000       2.4%
States       Care                300,000   ++Anthem, Inc.                                             26,574,000       3.8
(concluded)                      150,000   ++PacifiCare Health Systems, Inc.                           5,364,000       0.8
                                 100,000   ++Sierra Health Services, Inc.                              3,715,000       0.5
                                 200,000     UnitedHealth Group Incorporated                          12,296,000       1.7
                                 132,000   ++WellChoice Inc.                                           5,596,800       0.8
                                                                                                   -------------     ------
                                                                                                      70,095,800      10.0

             Medical Devices      25,000     Becton, Dickinson and Company                             1,263,750       0.2
                                 200,000   ++Boston Scientific Corporation                             8,238,000       1.2
                                 269,100   ++Conceptus, Inc.                                           3,094,650       0.4
                                 121,400     Cooper Companies, Inc.                                    6,555,600       0.9
                                 500,000   ++Cytyc Corporation                                        10,700,000       1.5
                                 200,000     Diagnostic Products Corporation                           8,532,000       1.2
                                 100,000     Guidant Corporation                                       6,301,000       0.9
                                 275,000     Medtronic, Inc.                                          13,876,500       2.0
                                 451,500   ++SonoSite, Inc.                                            9,716,280       1.4
                                 300,000   ++St. Jude Medical, Inc.                                   22,878,000       3.3
                                                                                                   -------------     ------
                                                                                                      91,155,780      13.0

             Pharmaceutical--    100,000     Abbott Laboratories                                       4,402,000       0.6
             Diversified

             Pharmaceutical--    180,000   ++K-V Pharmaceutical Company (Class A)                      4,323,600       0.6
             Generic

             Pharmaceutical--     60,000     Eli Lilly and Company                                     4,428,600       0.6
             Prescription        500,000   ++The Medicines Company                                    16,355,000       2.4
                                 425,000   ++Nabi Biopharmaceuticals                                   6,948,750       1.0
                               1,000,000     Pfizer, Inc.                                             35,760,000       5.1
                                                                                                   -------------     ------
                                                                                                      63,492,350       9.1

             Pharmaceutical--    120,000   ++Alkermes, Inc.                                            1,839,600       0.3
             Specialty           250,000   ++Amylin Pharmaceuticals, Inc.                              5,600,000       0.8
                                 100,000   ++DOV Pharmaceutical, Inc.                                  1,731,000       0.3
                                 220,000   ++Genelabs Technologies, Inc.                                 605,000       0.1
                                  80,000   ++Kosan Biosciences, Inc.                                   1,105,600       0.2
                                 700,000   ++La Jolla Pharmaceutical Company                           2,338,000       0.3
                                 440,000     Medicis Pharmaceutical (Class A)                         18,884,800       2.7
                                  10,659   ++Memory Pharmaceuticals Corp.                                108,722       0.0
                                 182,121   ++NPS Pharmaceuticals, Inc.                                 4,562,131       0.6
                                                                                                   -------------     ------
                                                                                                      36,774,853       5.3

             Pharmacy Benefit    550,000   ++Caremark Rx, Inc.                                        18,617,500       2.6
             Managers

                                             Total Common Stocks in the United States                529,654,704      75.6

                                             Total Common Stocks in North America                    543,299,611      77.6


MERRILL LYNCH HEALTHCARE FUND, INC., APRIL 30, 2004



Schedule of Investments (continued)

PACIFIC                                                                                             Value        Percent of
BASIN/ASIA   Industry*       Shares Held     Common Stocks                                    (in U.S. dollars)  Net Assets
India        Pharmaceutical--    275,093     Cadila Healthcare Limited                             $   3,086,213       0.4%
             Generic              93,167     Cipla Limited                                             2,866,451       0.4
                                 100,000     Nicholas Piramal Ltd.                                     1,934,338       0.3
                                 100,000     Ranbaxy Laboratories Limited                              2,389,364       0.3
                                  35,198     Sun Pharmaceutical Industries Limited                       594,377       0.1
                                 166,431     Wockhardt Limited                                         1,198,924       0.2

                                             Total Common Stocks in India                             12,069,667       1.7


Japan        Pharmaceutical--    150,000     Fujisawa Pharmaceutical Co., Ltd.                         3,486,476       0.5
             Prescription        200,000     Yamanouchi Pharmaceutical Co., Ltd.                       6,669,385       1.0

                                             Total Common Stocks in Japan                             10,155,861       1.5

                                             Total Common Stocks in the Pacific Basin/Asia            22,225,528       3.2



WESTERN EUROPE

Belgium      Pharmaceutical--     46,826     UCB SA                                                    1,873,709       0.2
             Prescription

                                             Total Common Stocks in Belgium                            1,873,709       0.2


France       Biotechnology       500,000   ++Flamel Technologies SA (Sponsored ADR) (a)               13,195,000       1.9
             Discovery
             Tools & Platform
             Technology

             Pharmaceutical--    100,000     Sanofi-Synthelabo SA                                      6,353,377       0.9
             Prescription

                                             Total Common Stocks in France                            19,548,377       2.8


Switzerland  Pharmaceutical--    600,000     Novartis AG (Registered Shares)                          26,746,876       3.8
             Prescription        200,000     Roche Holdings AG                                        20,977,942       3.0

                                             Total Common Stocks in Switzerland                       47,724,818       6.8


United       Biotechnology     1,782,100   ++Ark Therapeutics Group PLC                                3,444,716       0.5
Kingdom      Products

             Medical Devices   2,500,000   ++SkyePharma PLC                                            2,626,777       0.4
                                 900,000     Smith & Nephew PLC                                        9,137,194       1.3
                                                                                                   -------------     ------
                                                                                                      11,763,971       1.7

             Pharmaceutical--     60,000     AstraZeneca Group PLC (ADR) (a)                           2,871,000       0.4
             Prescription

                                             Total Common Stocks in the United Kingdom                18,079,687       2.6

                                             Total Common Stocks in Western Europe                    87,226,591      12.4

                                             Total Common Stocks
                                             (Cost--$566,273,553)                                    696,091,480      99.4


MERRILL LYNCH HEALTHCARE FUND, INC., APRIL 30, 2004


Schedule of Investments (concluded)

                    Beneficial Interest/                                                            Value        Percent of
                             Shares Held     Short-Term Securities                            (in U.S. dollars)  Net Assets
                            $  7,623,917     Merrill Lynch Liquidity Series, LLC Cash
                                             Sweep Series I (b)                                    $   7,623,917       1.1%
                            $135,159,806     Merrill Lynch Liquidity Series, LLC Money
                                             Market Series (b)(c)                                    135,159,806      19.3
                              45,053,269     Merrill Lynch Liquidity Series Premier
                                             Institutional Fund (b)(c)                                45,053,269       6.4

                                             Total Short-Term Securities
                                             (Cost--$187,836,992)                                    187,836,992      26.8

             Total Investments (Cost--$754,110,545)                                                  883,928,472     126.2
             Liabilities in Excess of Other Assets                                                 (183,737,570)     (26.2)
                                                                                                   -------------     ------
             Net Assets                                                                            $ 700,190,902     100.0%
                                                                                                   =============     ======

*For Fund compliance purposes, "Industry" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease. These industry classifications are unaudited.

++Non-income producing security.

(a)American Depositary Receipts (ADR).

(b)Investments in companies considered to be an affiliate of the Fund (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) are as follows:

                                                       Interest/
                                           Net          Dividend
Affiliate                                Activity        Income

Merrill Lynch Liquidity Series,
   LLC Cash Sweep Series I            $(50,661,564)      $465,441
Merrill Lynch Liquidity Series,
   LLC Money Market Series            $  30,123,625      $ 71,330
Merrill Lynch Premier
   Institutional Fund                  (24,970,850)      $ 86,665


(c)Security was purchased with the cash proceeds from securities loans.

See Notes to Financial Statements.


MERRILL LYNCH HEALTHCARE FUND, INC., APRIL 30, 2004


Statement of Assets and Liabilities

As of April 30, 2004
Assets

           Investments in unaffiliated securities, at value
           (including securities loaned of $169,398,727) (identified cost--$566,273,553)                    $   696,091,480
           Investments in affiliated securities, at value (identified cost--$187,836,992)                       187,836,992
           Cash                                                                                                   1,137,776
           Receivables:
               Securities sold                                                            $     3,691,834
               Capital shares sold                                                                747,749
               Dividends                                                                          360,893
               Interest from affiliates                                                            30,425
               Securities lending--net                                                             19,885         4,850,786
                                                                                          ---------------
           Prepaid expenses                                                                                          25,972
                                                                                                            ---------------
           Total assets                                                                                         889,943,006
                                                                                                            ---------------

Liabilities

           Collateral on securities loaned, at value                                                            180,213,075
           Payables:
               Securities purchased                                                             6,782,371
               Capital shares redeemed                                                          1,080,950
               Investment adviser                                                                 691,143
               Deferred foreign capital gain tax                                                  429,975
               Distributor                                                                        257,164
               Other affiliates                                                                   237,647         9,479,250
                                                                                          ---------------
           Accrued expenses                                                                                          59,779
                                                                                                            ---------------
           Total liabilities                                                                                    189,752,104
                                                                                                            ---------------

Net Assets

           Net assets                                                                                       $   700,190,902
                                                                                                            ===============

Net Assets Consist of

           Class A Shares of Common Stock, $.10 par value, 100,000,000 shares authorized                    $     2,512,954
           Class B Shares of Common Stock, $.10 par value, 250,000,000 shares authorized                          3,588,569
           Class C Shares of Common Stock, $.10 par value, 100,000,000 shares authorized                          1,730,049
           Class I Shares of Common Stock, $.10 par value, 200,000,000 shares authorized                          4,013,206
           Class R Shares of Common Stock, $.10 par value, 250,000,000 shares authorized                              9,431
           Paid-in capital in excess of par                                                                     537,878,646
           Accumulated investment loss--net                                               $     (190,068)
           Undistributed realized capital gains on investments and foreign
           currency transactions--net                                                          21,261,843
           Unrealized appreciation on investments and foreign currency transactions--net      129,386,272
                                                                                          ---------------
           Total accumulated earnings--net                                                                      150,458,047
                                                                                                            ---------------
           Net Assets                                                                                       $   700,190,902
                                                                                                            ===============

Net Asset Value

           Class A--Based on net assets of $160,442,545 and 25,129,537 shares outstanding                   $          6.38
                                                                                                            ===============
           Class B--Based on net assets of $177,952,102 and 35,885,694 shares outstanding                   $          4.96
                                                                                                            ===============
           Class C--Based on net assets of $85,752,549 and 17,300,493 shares outstanding                    $          4.96
                                                                                                            ===============
           Class I--Based on net assets of $275,570,336 and 40,132,055 shares outstanding                   $          6.87
                                                                                                            ===============
           Class R--Based on net assets of $473,370 and 94,311 shares outstanding                           $          5.02
                                                                                                            ===============

See Notes to Financial Statements.


MERRILL LYNCH HEALTHCARE FUND, INC., APRIL 30, 2004


Statement of Operations

For the Year Ended April 30, 2004
Investment Income

           Dividends (net of $146,037 foreign withholding tax)                                              $     3,200,312
           Interest from affiliates                                                                                 465,441
           Securities lending--net                                                                                  157,995
                                                                                                            ---------------
           Total income                                                                                           3,823,748
                                                                                                            ---------------

Expenses

           Investment advisory fees                                                       $     7,018,719
           Account maintenance and distribution fees--Class B                                   1,998,562
           Account maintenance and distribution fees--Class C                                     855,356
           Transfer agent fees--Class I                                                           543,075
           Transfer agent fees--Class B                                                           450,621
           Account maintenance fees--Class A                                                      356,335
           Transfer agent fees--Class A                                                           288,269
           Accounting services                                                                    249,154
           Transfer agent fees--Class C                                                           204,988
           Custodian fees                                                                         118,714
           Registration fees                                                                       73,247
           Professional fees                                                                       68,546
           Printing and shareholder reports                                                        68,045
           Directors' fees and expenses                                                            48,823
           Pricing fees                                                                            11,782
           Account maintenance and distribution fees--Class R                                         548
           Transfer agent fees--Class R                                                               402
           Other                                                                                   43,779
                                                                                          ---------------
           Total expenses                                                                                        12,398,965
                                                                                                            ---------------
           Investment loss--net                                                                                 (8,575,217)
                                                                                                            ---------------

Realized & Unrealized Gain (Loss) on Investments and Foreign Currency Transactions--Net

           Realized gain (loss) on:
               Investments--net (net of $14,959 foreign capital gain tax)                      67,700,750
               Foreign currency transactions--net                                               (235,896)        67,464,854
                                                                                          ---------------
           Change in unrealized appreciation/depreciation on:
               Investments--net (net of $429,975 deferred foreign capital gain tax)            78,790,701
               Foreign currency transactions--net                                                 (3,403)        78,787,298
                                                                                          ---------------   ---------------
           Total realized and unrealized gain on investments and foreign currency
           transactions--net                                                                                    146,252,152
                                                                                                            ---------------
           Net Increase in Net Assets Resulting from Operations                                             $   137,676,935
                                                                                                            ===============

See Notes to Financial Statements.


MERRILL LYNCH HEALTHCARE FUND, INC., APRIL 30, 2004


Statements of Changes in Net Assets
                                                                                               For the Year Ended April 30,
Increase (Decrease) in Net Assets:                                                               2004               2003
Operations

           Investment loss--net                                                           $   (8,575,217)    $  (8,909,603)
           Realized gain (loss) on investments and foreign currency transactions--net          67,464,854      (30,404,968)
           Change in unrealized appreciation/depreciation on investments and foreign
           currency transactions--net                                                          78,787,298     (107,302,270)
                                                                                          ---------------   ---------------
           Net increase (decrease) in net assets resulting from operations                    137,676,935     (146,616,841)
                                                                                          ---------------   ---------------

Capital Share Transactions

           Net decrease in net assets derived from capital share transactions                (72,227,314)      (86,554,209)
                                                                                          ---------------   ---------------

Net Assets

           Total increase (decrease) in net assets                                             65,449,621     (233,171,050)
           Beginning of year                                                                  634,741,281       867,912,331
                                                                                          ---------------   ---------------
           End of year*                                                                   $   700,190,902   $   634,741,281
                                                                                          ===============   ===============
               *Undistributed (accumulated) investment income (loss)--net                 $     (190,068)   $         8,555
                                                                                          ===============   ===============

See Notes to Financial Statements.


MERRILL LYNCH HEALTHCARE FUND, INC., APRIL 30, 2004


Financial Highlights

The following per share data and ratios have been derived                             Class A
from information provided in the financial statements.
                                                                            For the Year Ended April 30,
Increase (Decrease) in Net Asset Value:                        2004        2003++       2002++        2001++       2000++
Per Share Operating Performance

           Net asset value, beginning of year                $     5.21   $     6.23   $     6.29   $     6.63   $     5.36
                                                             ----------   ----------   ----------   ----------   ----------
           Investment loss--net**                                 (.06)        (.05)        (.07)        (.05)        (.04)
           Realized and unrealized gain (loss) on
           investments and foreign currency
           transactions--net                                       1.23        (.97)          .24         1.05         1.49
                                                             ----------   ----------   ----------   ----------   ----------
           Total from investment operations                        1.17       (1.02)          .17         1.00         1.45
                                                             ----------   ----------   ----------   ----------   ----------
           Less distributions from realized gain on
           investments--net                                          --           --        (.23)       (1.34)        (.18)
                                                             ----------   ----------   ----------   ----------   ----------
           Net asset value, end of year                      $     6.38   $     5.21   $     6.23   $     6.29   $     6.63
                                                             ==========   ==========   ==========   ==========   ==========

Total Investment Return*

           Based on net asset value per share                    22.46%     (16.37%)        2.78%       14.21%       27.73%
                                                             ==========   ==========   ==========   ==========   ==========

Ratios to Average Net Assets

           Expenses                                               1.55%        1.58%        1.52%        1.50%        1.51%
                                                             ==========   ==========   ==========   ==========   ==========
           Investment loss--net                                 (1.00%)      (1.04%)      (1.20%)       (.80%)       (.71%)
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental Data

           Net assets, end of year (in thousands)            $  160,443   $  119,375   $  146,714   $  107,642   $   59,029
                                                             ==========   ==========   ==========   ==========   ==========
           Portfolio turnover                                   141.46%      128.24%       81.36%       65.42%      109.88%
                                                             ==========   ==========   ==========   ==========   ==========


++Effective April 14, 2003, Class D Shares were redesignated Class A
Shares.

*Total investment returns exclude the effects of sales charges.

**Based on average shares outstanding.

See Notes to Financial Statements.


MERRILL LYNCH HEALTHCARE FUND, INC., APRIL 30, 2004


Financial Highlights (continued)

The following per share data and ratios have been derived                             Class B
from information provided in the financial statements.
                                                                            For the Year Ended April 30,
Increase (Decrease) in Net Asset Value:                        2004         2003         2002          2001         2000
Per Share Operating Performance

           Net asset value, beginning of year                $     4.08   $     4.91   $     5.05   $     5.55   $     4.54
                                                             ----------   ----------   ----------   ----------   ----------
           Investment loss--net**                                 (.08)        (.08)        (.10)        (.09)        (.07)
           Realized and unrealized gain (loss) on
           investments and foreign currency
           transactions--net                                        .96        (.75)          .19          .89         1.26
                                                             ----------   ----------   ----------   ----------   ----------
           Total from investment operations                         .88        (.83)          .09          .80         1.19
                                                             ----------   ----------   ----------   ----------   ----------
           Less distributions from realized gain on
           investments--net                                          --           --        (.23)       (1.30)        (.18)
                                                             ----------   ----------   ----------   ----------   ----------
           Net asset value, end of year                      $     4.96   $     4.08   $     4.91   $     5.05   $     5.55
                                                             ==========   ==========   ==========   ==========   ==========

Total Investment Return*

           Based on net asset value per share                    21.57%     (16.90%)        1.85%       13.28%       26.99%
                                                             ==========   ==========   ==========   ==========   ==========

Ratios to Average Net Assets

           Expenses                                               2.32%        2.36%        2.29%        2.26%        2.28%
                                                             ==========   ==========   ==========   ==========   ==========
           Investment loss--net                                 (1.78%)      (1.83%)      (1.97%)      (1.57%)      (1.49%)
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental Data

           Net assets, end of year (in thousands)            $  177,952   $  194,543   $  310,916   $  331,683   $  273,530
                                                             ==========   ==========   ==========   ==========   ==========
           Portfolio turnover                                   141.46%      128.24%       81.36%       65.42%      109.88%
                                                             ==========   ==========   ==========   ==========   ==========

*Total investment returns exclude the effects of sales charges.

**Based on average shares outstanding.

See Notes to Financial Statements.


MERRILL LYNCH HEALTHCARE FUND, INC., APRIL 30, 2004


Financial Highlights (continued)

The following per share data and ratios have been derived                             Class C
from information provided in the financial statements.
                                                                            For the Year Ended April 30,
Increase (Decrease) in Net Asset Value:                            2004         2003         2002         2001         2000
Per Share Operating Performance

           Net asset value, beginning of year                $     4.07   $     4.91   $     5.05   $     5.55   $     4.55
                                                             ----------   ----------   ----------   ----------   ----------
           Investment loss--net**                                 (.08)        (.08)        (.10)        (.09)        (.07)
           Realized and unrealized gain (loss) on
           investments and foreign currency
           transactions--net                                        .97        (.76)          .19          .90         1.25
                                                             ----------   ----------   ----------   ----------   ----------
           Total from investment operations                         .89        (.84)          .09          .81         1.18
                                                             ----------   ----------   ----------   ----------   ----------
           Less distributions from realized gain on
           investments--net                                          --           --        (.23)       (1.31)        (.18)
                                                             ----------   ----------   ----------   ----------   ----------
           Net asset value, end of year                      $     4.96   $     4.07   $     4.91   $     5.05   $     5.55
                                                             ==========   ==========   ==========   ==========   ==========

Total Investment Return*

           Based on net asset value per share                    21.87%     (17.11%)        1.85%       13.38%       26.70%
                                                             ==========   ==========   ==========   ==========   ==========

Ratios to Average Net Assets

           Expenses                                               2.33%        2.37%        2.30%        2.28%        2.30%
                                                             ==========   ==========   ==========   ==========   ==========
           Investment loss--net                                 (1.79%)      (1.84%)      (1.99%)      (1.58%)      (1.50%)
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental Data

           Net assets, end of year (in thousands)            $   85,753   $   76,606   $   98,994   $   66,028   $   38,622
                                                             ==========   ==========   ==========   ==========   ==========
           Portfolio turnover                                   141.46%      128.24%       81.36%       65.42%      109.88%
                                                             ==========   ==========   ==========   ==========   ==========



*Total investment returns exclude the effects of sales charges.

**Based on average shares outstanding.

See Notes to Financial Statements.


MERRILL LYNCH HEALTHCARE FUND, INC., APRIL 30, 2004


Financial Highlights (continued)

The following per share data and ratios have been derived                             Class I
from information provided in the financial statements.
                                                                            For the Year Ended April 30,
Increase (Decrease) in Net Asset Value:                        2004        2003++       2002++        2001++       2000++
Per Share Operating Performance

           Net asset value, beginning of year                $     5.59   $     6.66   $     6.70   $     6.98   $     5.62
                                                             ----------   ----------   ----------   ----------   ----------
           Investment loss--net**                                 (.05)        (.04)        (.06)        (.04)        (.03)
           Realized and unrealized gain (loss) on
           investments and foreign currency
           transactions--net                                       1.33       (1.03)          .25         1.12         1.57
                                                             ----------   ----------   ----------   ----------   ----------
           Total from investment operations                        1.28       (1.07)          .19         1.08         1.54
                                                             ----------   ----------   ----------   ----------   ----------
           Less distributions from realized gain on
           investments--net                                          --           --        (.23)       (1.36)        (.18)
                                                             ----------   ----------   ----------   ----------   ----------
           Net asset value, end of year                      $     6.87   $     5.59   $     6.66   $     6.70   $     6.98
                                                             ==========   ==========   ==========   ==========   ==========

Total Investment Return*

           Based on net asset value per share                    22.90%     (16.07%)        2.91%       14.57%       28.06%
                                                             ==========   ==========   ==========   ==========   ==========

Ratios to Average Net Assets

           Expenses                                               1.29%        1.33%        1.27%        1.24%        1.26%
                                                             ==========   ==========   ==========   ==========   ==========
           Investment loss--net                                  (.75%)       (.79%)       (.95%)       (.55%)       (.47%)
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental Data

           Net assets, end of year (in thousands)            $  275,570   $  244,217   $  311,288   $  288,091   $  219,499
                                                             ==========   ==========   ==========   ==========   ==========
           Portfolio turnover                                   141.46%      128.24%       81.36%       65.42%      109.88%
                                                             ==========   ==========   ==========   ==========   ==========


++Effective April 14, 2003, Class A Shares were redesignated Class I
Shares.

*Total investment returns exclude the effects of sales charges.

**Based on average shares outstanding.

See Notes to Financial Statements.


MERRILL LYNCH HEALTHCARE FUND, INC., APRIL 30, 2004


Financial Highlights (concluded)
                                                                                                       Class R

The following per share data and ratios have been derived                                      For the      For the Period
from information provided in the financial statements.                                        Year Ended    Jan. 3, 2003++
                                                                                              April 30,      to April 30,
Increase (Decrease) in Net Asset Value:                                                          2004            2003
Per Share Operating Performance

           Net asset value, beginning of period                                               $       4.09     $       4.04
                                                                                              ------------     ------------
           Investment loss--net**                                                                    (.02)            (.01)
           Realized and unrealized gain on investments and foreign currency
           transactions--net                                                                           .95              .06
                                                                                              ------------     ------------
           Total from investment operations                                                            .93              .05
                                                                                              ------------     ------------
           Net asset value, end of period                                                     $       5.02     $       4.09
                                                                                              ============     ============

Total Investment Return++++

           Based on net asset value per share                                                       22.74%      1.24%++++++
                                                                                              ============     ============

Ratios to Average Net Assets

           Expenses                                                                                  1.73%           1.84%*
                                                                                              ============     ============
           Investment loss--net                                                                    (1.15%)          (.36%)*
                                                                                              ============     ============

Supplemental Data

           Net assets, end of period (in thousands)                                           $        473            --***
                                                                                              ============     ============
           Portfolio turnover                                                                      141.46%          128.24%
                                                                                              ============     ============

++Commencement of operations.

++++Total investment returns exclude the effects of sales charges.

++++++Aggregate total investment return.

*Annualized.

**Based on average shares outstanding.

***Amount is less than $1,000.

See Notes to Financial Statements.


MERRILL LYNCH HEALTHCARE FUND, INC., APRIL 30, 2004



Notes to Financial Statements


1. Significant Accounting Policies:
Merrill Lynch Healthcare Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The Fund offers multiple classes of shares. Shares of Class A and Class I are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. Class R Shares are sold only to certain retirement plans. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A, Class B, Class C and Class R Shares bear certain expenses related to the account maintenance of such shares, and Class B, Class C and Class R Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments and foreign currency transactions are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of securities--Equity securities that are held by the Fund that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available ask price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Fund. Long positions traded in the over-the-counter ("OTC") market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Fund. Short positions traded in the OTC market are valued at the last available ask price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last ask price. Options purchased are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Swap agreements are valued daily based upon quotations from market makers. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investment Adviser believes that this method no longer produces fair valuations.

Repurchase agreements are valued at cost plus accrued interest. The Fund employs pricing services to provide certain securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by the pricing services retained by the Fund, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Fund's Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Fund.

Generally, trading in foreign securities, as well as U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Fund's Board of Directors or by the Investment Adviser using a pricing service and/or procedures approved by the Fund's Board of Directors.



MERRILL LYNCH HEALTHCARE FUND, INC., APRIL 30, 2004



Notes to Financial Statements (continued)


(b) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(c) Derivative financial instruments--The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contacts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-U.S. dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

* Forward foreign exchange contracts--The Fund may enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

* Options--The Fund may purchase and write call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.



MERRILL LYNCH HEALTHCARE FUND, INC., APRIL 30, 2004



Notes to Financial Statements (continued)


(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis.

(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(h) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, the Fund typically receives the income on both the loaned securities and the collateral and, as a result, the Fund's yield may increase. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. The Fund may receive a flat fee for its loans. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

(i) Reclassifications--U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, $8,627,449 has been reclassified between paid-in capital in excess of par and undistributed net investment income and $250,855 has been reclassified between undistributed net investment income and accumulated realized capital gains on investments as a result of permanent differences attributable to net operating losses, transaction gains/losses and foreign withholding taxes. These reclassifications have no effect on net assets or net asset values per share.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLIM is responsible for the management of the Fund's portfolio and provides, or arranges for affiliates to provide, the administrative services necessary for the operation of the Fund. As compensation for its services to the Fund, MLIM receives monthly compensation at the annual rate of 1.0% of the average daily net assets of the Fund. MLIM has entered into a Sub-Advisory Agreement with Merrill Lynch Asset Management U.K. Limited ("MLAM U.K."), an affiliate of MLIM, pursuant to which MLAM U.K. provides investment advisory services to MLIM with respect to the Fund. There is no increase in the aggregate fees paid by the Fund for these services.



MERRILL LYNCH HEALTHCARE FUND, INC., APRIL 30, 2004



Notes to Financial Statements (continued)


Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:


                              Account
                          Maintenance           Distribution
                                  Fee                    Fee

Class A                          .25%                     --
Class B                          .25%                   .75%
Class C                          .25%                   .75%
Class R                          .25%                   .25%


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of
ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class A, Class B, Class C and Class R shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B, Class C and Class R shareholders.

For the year ended April 30, 2004, FAMD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class I Shares as follows:

                                 FAMD                 MLPF&S

Class A                        $7,172               $105,359
Class I                        $  301               $  4,036




For the year ended April 30, 2004, MLPF&S received contingent deferred sales charges of $299,523 and $8,940 relating to transactions in Class B and Class C Shares, respectively.

The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to MLPF&S or its affiliates. As of April 30, 2004, the Fund lent securities with a value of $27,644,476 to MLPF&S or its affiliates. Pursuant to that order, the Fund also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of MLIM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by MLIM or its affiliates. For the year ended April 30, 2004, MLIM, LLC received $68,598 in securities lending agent fees.

In addition, MLPF&S received $1,002,738 in commissions on the execution of portfolio security transactions for the Fund for the year ended April 30, 2004.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

For the year ended April 30, 2004, the Fund, reimbursed MLIM,
$14,962 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of MLIM, PSI, FDS, FAMD, MLAM U.K. and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended April 30, 2004 were $930,586,136 and $958,250,721 respectively.

Net realized gains (losses) for the year ended April 30, 2004 and net unrealized appreciation/depreciation as of April 30, 2004 were as follows:

                                                         Unrealized
                                        Realized      Appreciation/
                                  Gains (Losses)       Depreciation

Long-term investments            $    67,715,709    $   129,817,927
Foreign currency transactions          (235,896)            (1,680)
Foreign capital gain tax                (14,959)          (429,975)
                                 ---------------    ---------------
Total                            $    67,464,854    $   129,386,272
                                 ===============    ===============


As of April 30, 2004, net unrealized appreciation for Federal income tax purposes aggregated $129,205,057, of which $144,304,100 related to appreciated securities and $15,099,043 related to depreciated securities. The aggregate cost of investments at April 30, 2004 for Federal income tax purposes was $754,723,415.



MERRILL LYNCH HEALTHCARE FUND, INC., APRIL 30, 2004



Notes to Financial Statements (continued)


4. Capital Share Transactions:
Net decrease in net assets derived from capital share transactions was $72,227,314 and $86,554,209 for the years ended April 30, 2004 and April 30, 2003, respectively.

Transactions in capital shares for each class were as follows:


Class A Shares for the Year                                  Dollar
Ended April 30, 2004                      Shares             Amount

Shares sold                            3,548,971    $    21,466,372
Automatic conversion of shares         4,753,957         29,349,565
                                  --------------    ---------------
Total issued                           8,302,928         50,815,937
Shares redeemed                      (6,095,207)       (36,859,042)
                                  --------------    ---------------
Net increase                           2,207,721    $    13,956,895
                                  ==============    ===============


Class A Shares for the Year                                  Dollar
Ended April 30, 2003                      Shares             Amount

Shares sold                            3,548,341    $    19,069,461
Automatic conversion of shares         3,785,084         20,127,478
                                  --------------    ---------------
Total issued                           7,333,425         39,196,939
Shares redeemed                      (7,967,938)       (41,518,050)
                                  --------------    ---------------
Net decrease                           (634,513)    $   (2,321,111)
                                  ==============    ===============


Class B Shares for the Year                                  Dollar
Ended April 30, 2004                      Shares             Amount

Shares sold                            4,858,391    $    22,694,707
Automatic conversion of shares       (6,102,911)       (29,349,565)
Shares redeemed                     (10,596,407)       (49,517,621)
                                  --------------    ---------------
Net decrease                        (11,840,927)    $  (56,172,479)
                                  ==============    ===============


Class B Shares for the Year                                  Dollar
Ended April 30, 2003                      Shares             Amount

Shares sold                            6,795,271    $    28,741,477
Automatic conversion of shares       (4,814,702)       (20,127,478)
Shares redeemed                     (17,534,030)       (72,112,842)
                                  --------------    ---------------
Net decrease                        (15,553,461)    $  (63,498,843)
                                  ==============    ===============


Class C Shares for the Year                                  Dollar
Ended April 30, 2004                      Shares             Amount

Shares sold                            3,027,451    $    14,171,991
Shares redeemed                      (4,525,969)       (21,296,318)
                                  --------------    ---------------
Net decrease                         (1,498,518)    $   (7,124,327)
                                  ==============    ===============


Class C Shares for the Year                                  Dollar
Ended April 30, 2003                      Shares             Amount

Shares sold                            3,864,785    $    16,346,399
Shares redeemed                      (5,217,038)       (21,381,414)
                                  --------------    ---------------
Net decrease                         (1,352,253)    $   (5,035,015)
                                  ==============    ===============


Class I Shares for the Year                                  Dollar
Ended April 30, 2004                      Shares             Amount

Shares sold                            5,776,882    $    37,022,644
Shares redeemed                      (9,357,955)       (60,361,693)
                                  --------------    ---------------
Net decrease                         (3,581,073)    $  (23,339,049)
                                  ==============    ===============


Class I Shares for the Year                                  Dollar
Ended April 30, 2003                      Shares             Amount

Shares sold                            7,899,517    $    45,265,112
Shares redeemed                     (10,891,825)       (60,964,452)
                                  --------------    ---------------
Net decrease                         (2,992,308)    $  (15,699,340)
                                  ==============    ===============


Class R Shares for the Year                                  Dollar
Ended April 30, 2004                      Shares             Amount

Shares sold                              110,216    $       532,188
Shares redeemed                         (15,930)           (80,542)
                                  --------------    ---------------
Net increase                              94,286    $       451,646
                                  ==============    ===============


Class R Shares for the
Period Jan. 3, 2003++ to                                     Dollar
April 30, 2003                            Shares             Amount

Shares sold                                   25    $           100
                                  --------------    ---------------
Net increase                                  25    $           100
                                  ==============    ===============

++Commencement of operations.


5. Short-Term Borrowings:
The Fund, along with certain other funds managed by MLIM and its affiliates, is a party to a $500,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of ..09% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. On November 28, 2003, the credit agreement was renewed for one year under the same terms. The Fund did not borrow under the credit agreement during the year ended April 30, 2004.



MERRILL LYNCH HEALTHCARE FUND, INC., APRIL 30, 2004



Notes to Financial Statements (concluded)


6. Distributions to Shareholders:
As of April 30, 2004, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income--net                  $            --
Undistributed long-term capital gains--net               21,874,713
                                                    ---------------
Total undistributed earnings--net                        21,874,713
Capital loss carryforward                                        --
Unrealized gains--net                                  128,583,334*
                                                    ---------------
Total accumulated earnings--net                     $    50,458,047
                                                    ===============

*The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales and the deferral of post-October currency losses for tax purposes.



MERRILL LYNCH HEALTHCARE FUND, INC., APRIL 30, 2004



Report of Independent Registered Public Accounting Firm


To the Shareholders and Board of Directors of Merrill Lynch Healthcare Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch Healthcare Fund, Inc. as of April 30, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the respective periods then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2004, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Merrill Lynch Healthcare Fund, Inc. as of April 30, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the respective periods then ended, in conformity with U.S. generally accepted accounting principles.


Deloitte & Touche LLP
Princeton, New Jersey
June 4, 2004



MERRILL LYNCH HEALTHCARE FUND, INC., APRIL 30, 2004


Officers and Directors (unaudited)

                                                                                            Number of
                                                                                            Portfolios in  Other Public
                       Position(s)  Length of                                               Fund Complex   Directorships
                       Held with    Time                                                    Overseen by    Held by
Name, Address & Age    Fund         Served    Principal Occupation(s) During Past 5 Years   Director       Director
Interested Director

Terry K. Glenn*        President    1999 to   President of Merrill Lynch Investment         122 Funds      None
P.O. Box 9011          and          present   Managers, L.P. ("MLIM")/Fund Asset            161 Portfolios
Princeton,             Director     and       Management, L.P. ("FAM")--Advised Funds
NJ 08543-9011                       1983 to   since 1999; Chairman (Americas Region)
Age: 63                             present   of MLIM from 2000 to 2002; Executive Vice
                                              President of MLIM and FAM (which terms as
                                              used herein include their corporate
                                              predecessors) from 1983 to 2002; President
                                              of FAM Distributors, Inc. ("FAMD") from
                                              1986 to 2002 and Director thereof from 1991
                                              to 2002; Executive Vice President and
                                              Director of Princeton Services, Inc.
                                              ("Princeton Services") from 1993 to 2002;
                                              President of Princeton Administrators, L.P.
                                              from 1989 to 2002; Director of Financial
                                              Data Services, Inc. since 1985.


* Mr. Glenn is a director, trustee or member of an advisory board of certain other investment companies for which MLIM or FAM acts as investment adviser. Mr. Glenn is an "interested person," as described in the Investment Company Act, of the Fund based on his former positions with MLIM, FAM, FAMD, Princeton Services and
Princeton Administrators, L.P. The Director's term is unlimited.
Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As Fund President, Mr. Glenn serves at the pleasure of the Board of Directors.


MERRILL LYNCH HEALTHCARE FUND, INC., APRIL 30, 2004


Officers and Directors (unaudited)(continued)

                                                                                            Number of
                                                                                            Portfolios in  Other Public
                       Position(s)  Length of                                               Fund Complex   Directorships
                       Held with    Time                                                    Overseen by    Held by
Name, Address & Age    Fund         Served    Principal Occupation(s) During Past 5 Years   Director       Director
Independent Directors*

Ronald W. Forbes       Director     2000 to   Professor Emeritus of Finance, School of      49 Funds       None
P.O. Box 9095                       present   Business, State University of New York at     49 Portfolios
Princeton,                                    Albany since 2000 and Professor thereof
NJ 08543-9095                                 from 1989 to 2000; International Consultant
Age: 63                                       at the Urban Institute, Washington, D.C.
                                              from 1995 to 1999.


Cynthia A. Montgomery  Director     2000 to   Professor of Harvard Business School since    49 Funds       Newell
P.O. Box 9095                       present   1989; Associate Professor of J.L. Kellogg     49 Portfolios  Rubbermaid, Inc.
Princeton,                                    Graduate School of Management, Northwestern
NJ 08543-9095                                 University from 1985 to 1989; Associate
Age: 51                                       Professor of the Graduate School of
                                              Business Administration, University of
                                              Michigan from 1979 to 1985.


Kevin A. Ryan          Director     2000 to   Founder and Director of The Boston            49 Funds       None
P.O. Box 9095                       present   University Center for the Advancement of      49 Portfolios
Princeton,                                    Ethics and Character from 1989 to 1999
NJ 08543-9095                                 and Director Emeritus thereof since 1999;
Age: 71                                       Professor of Education of Boston University
                                              from 1982 to 1999 and Professor Emeritus
                                              thereof since 1999; formerly on the
                                              faculties of The University of Chicago,
                                              Stanford University and Ohio State University.


Roscoe S. Suddarth     Director     2000 to   President of Middle East Institute from       49 Funds       None
P.O. Box 9095                       present   1995 to 2001; Foreign Service Officer of      49 Portfolios
Princeton,                                    United States Foreign Service from 1961
NJ 08543-9095                                 to 1995 and Career Minister thereof from
Age: 68                                       1989 to 1995; Deputy Inspector General of
                                              U.S. Department of State from 1991 to 1994;
                                              U.S. Ambassador to the Hashemite Kingdom of
                                              Jordan from 1987 to 1990.


Richard R. West        Director     1983 to   Dean of New York University, Leonard N.       49 Funds       Bowne & Co.,
P.O. Box 9095                       present   Stern School of Business Administration       49 Portfolios  Inc.; Vornado
Princeton,                                    from 1984 to 1993, Professor of Finance                      Operating
NJ 08543-9095                                 thereof since 1984 and currently Dean                        Company;
Age: 66                                       Emeritus.                                                    Vornado Realty
                                                                                                           Trust and
                                                                                                           Alexander's, Inc.


Edward D. Zinbarg      Director     1994 to   Self-employed financial consultant since      49 Funds       None
P.O. Box 9095                       present   1994; Executive Vice President of The         49 Portfolios
Princeton,                                    Prudential Insurance Company of America
NJ 08543-9095                                 from 1988 to 1994; Former Director of
Age: 69                                       Prudential Reinsurance Company and former
                                              Trustee of The Prudential Foundation.


* The Director's term is unlimited. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.


MERRILL LYNCH HEALTHCARE FUND, INC., APRIL 30, 2004


Officers and Directors (unaudited)(concluded)

                       Position(s)  Length of
                       Held with    Time
Name, Address & Age    Fund         Served    Principal Occupation(s) During Past 5 Years
Fund Officers*

Donald C. Burke        Vice         1993 to   First Vice President of MLIM and FAM since 1997 and Treasurer thereof
P.O. Box 9011          President    present   since 1999; Senior Vice President and Treasurer of Princeton Services
Princeton,             and          and       since 1999; Vice President of FAMD since 1999; Director of MLIM Taxation
NJ 08543-9011          Treasurer    1999 to   since 1990.
Age: 43                             present


Robert C. Doll, Jr.    Senior       1999 to   President of MLIM and member of the Executive Management Committee of
P.O. Box 9011          Vice         present   ML & Co., Inc. since 2001; Global Chief Investment Officer and Senior
Princeton,             President              Portfolio Manager of MLIM since 1999; Chief Investment Officer of Equities
NJ 08543-9011                                 at Oppenheimer Funds, Inc. from 1990 to 1999 and Chief Investment Officer
Age: 49                                       thereof from 1998 to 1999; Executive Vice President of Oppenheimer Funds, Inc.
                                              from 1991 to 1999.


Jordan C. Schreiber    Vice         1983 to   Managing Director of MLIM since 2000; Director (Equities) of MLIM from 1997
P.O. Box 9011          President    present   to 2000.
Princeton,
NJ 08543-9011
Age: 74


Phillip S. Gillespie   Secretary    2000 to   First Vice President of MLIM since 2001; Director (Legal Advisory) from 2000
P.O. Box 9011                       present   to 2001; Vice President from 1999 to 2000; Attorney associated with MLIM
Princeton,                                    since 1998.
NJ 08543-9011
Age: 40


* Officers of the Fund serve at the pleasure of the Board of Directors.


Further information about the Fund's Officers and Directors is available in the Fund's Statement of Additional Information, which can be obtained without charge by calling 1-800-MER-FUND.



Custodian
J.P. Morgan Chase Bank
Global Securities Services
4 Chase Metrotech Center, 18th Floor
Brooklyn, NY 11245


Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-637-3863



Charles C. Reilly, Director of Merrill Lynch Healthcare Fund, Inc., has recently retired. The Fund's Board of Directors wishes
Mr. Reilly well in his retirement.



Electronic Delivery


The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information.
To sign up for this service, simply access this website http://www.icsdelivery.com/live and follow the instructions.
When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.



MERRILL LYNCH HEALTHCARE FUND, INC., APRIL 30, 2004



Item 2 - Code of Ethics - The registrant has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. A copy of the code of ethics is available without charge upon request by calling toll-free 1-800-MER-FUND (1-800-637-3863).

Item 3 - Audit Committee Financial Expert - The registrant's board of directors has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent: (1) Ronald W. Forbes, (2) Richard R. West, and (3)
Edward D. Zinbarg.

Item 4 - Principal Accountant Fees and Services

(a) Audit Fees -         Fiscal Year Ending April 30, 2004 - $34,000
                         Fiscal Year Ending April 30, 2003 - $38,900

(b) Audit-Related Fees - Fiscal Year Ending April 30, 2004 - $0
                         Fiscal Year Ending April 30, 2003 - $0

(c) Tax Fees -           Fiscal Year Ending April 30, 2004 - $5,200
                         Fiscal Year Ending April 30, 2003 - $4,800

The nature of the services include tax compliance, tax advice and tax planning.

(d) All Other Fees -     Fiscal Year Ending April 30, 2004 - $0
                         Fiscal Year Ending April 30, 2003 - $0

(e)(1) The registrant's audit committee (the "Committee") has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant's affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis ("general pre-approval"). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the registrant or $50,000 for the project as a whole. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

(e)(2)  0%

(f) Not Applicable

(g) Fiscal Year Ending April 30, 2004 - $17,002,957
    Fiscal Year Ending April 30, 2003 - $17,600,292

(h) The registrant's audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Regulation S-X Rule 2-01(c)(7)(ii) - $541,640, 0%

Item 5 - Audit Committee of Listed Registrants - Not Applicable

Item 6 - Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for
Closed-End Management Investment Companies - Not Applicable

Item 8 - Purchases of Equity Securities by Closed-End Management
Investment Company and Affiliated Purchasers - Not Applicable

Item 9 - Submission of Matters to a Vote of Security Holders - Not
Applicable

Item 10 - Controls and Procedures

10(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

10(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 11 - Exhibits attached hereto

11(a)(1) - Code of Ethics - See Item 2

11(a)(2) - Certifications - Attached hereto

11(a)(3) - Not Applicable

11(b) - Certifications - Attached hereto


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Merrill Lynch Healthcare Fund, Inc.


By:    _/s/ Terry K. Glenn_______
       Terry K. Glenn,
       President of
       Merrill Lynch Healthcare Fund, Inc.


Date: June 18, 2004


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:    _/s/ Terry K. Glenn________
       Terry K. Glenn,
       President of
       Merrill Lynch Healthcare Fund, Inc.


Date: June 18, 2004


By:    _/s/ Donald C. Burke________
       Donald C. Burke,
       Chief Financial Officer of
       Merrill Lynch Healthcare Fund, Inc.


Date: June 18, 2004